Pall Corporation

Better Lives. Better Planet.SM



Building a Foundation for Sustainable Growth

Larry Kingsley
President & CEO

RW Baird Industrial Conference
November 6, 2012

Forward-Looking Statements

The matters discussed in this presentation contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that address activities, events or developments that the Company or management intends, expects, projects, believes or anticipates will or may occur in the future. All statements regarding future performance, earnings projections, earnings guidance, management's expectations about its future cash needs, dilution from the disposition or future allocation of capital and effective tax rate, and other future events or developments are forward-looking statements.

Forward-looking statements are those that use terms such as "may," "will," "expect," "believe," "intend," "should," "could," "anticipate," "estimate," "forecast," "project," "plan," "predict," "potential," and similar expressions. Forward-looking statements contained in this and other written and oral reports are based on management's assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors.

The Company's forward-looking statements are subject to risks and uncertainties and are not guarantees of future performance, and actual results, developments and business decisions may differ materially from those envisaged by the Company's forward-looking statements. Such risks and uncertainties include, but are not limited to, those discussed in Part I–Item 1A.–Risk Factors in the 2012 Form 10-K, and other reports the Company files with the Securities and Exchange Commission, including: the impact of legislative, regulatory and political developments globally; the impact of the uncertain global economic environment; the extent to which adverse economic conditions may affect the Company's sales volume and results; demand for the Company's products and business relationships with key customers and suppliers, which may be impacted by their cash flow and payment practices; delays or cancellations in shipments; the Company's ability to develop and commercialize new technologies or obtain regulatory approval or market acceptance of new technologies; the Company's ability to enforce patents and protect proprietary products and manufacturing techniques; increase in costs of manufacturing and operating costs; the Company's ability to achieve and sustain the savings anticipated from its structural cost improvement initiatives; volatility in foreign currency exchange rates, interest rates and energy costs and other macroeconomic challenges currently affecting the Company; the Company's ability to meet its regulatory obligations; costs and outcome of pending or future claims or litigation; the Company's ability to comply with environmental, health and safety laws and regulations; changes in product mix, market mix and product pricing, particularly relating to the expansion of the systems business; the effect of a serious disruption in the Company's information systems; fluctuations in the Company's effective tax rate; the Company's ability to successfully complete or integrate any acquisitions; competition, including the impact of pricing and other actions by competitors; the effect of litigation and regulatory inquiries associated with the restatement of the Company's prior period financial statements; the Company's ability to attract and retain management talent or the loss of members of its senior management team; the effect of the restrictive covenants in the Company's debt facilities; and the effect of product defects and recalls. Factors or events that could cause the Company's actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company makes these statements as of the date of this disclosure and undertakes no obligation to update them, whether as a result of new information, future developments or otherwise.

Management uses certain non-GAAP measurements to assess the Company's current and future financial performance. The non-GAAP measurements do not replace the presentation of the Company's GAAP financial results. These measurements provide supplemental information to assist management in analyzing the Company's financial position and results of operations. The Company has chosen to provide this information to facilitate meaningful comparisons of past, present and future operating results and as a means to emphasize the results of ongoing operations. Reconciliations of the non-GAAP financial measures used throughout this presentation to the most directly comparable GAAP measures appear at the end of this presentation in the Appendix and are also available on Pall's website at www.pall.com/investor.



Technology Leader in Filtration, Separation and Purification

Our Filtration Solutions

- We filter **valuable fluids**
- We protect **valuable equipment and processes**
- We recover **valuable solids** (*e.g.* catalyst, bio material □ cell recovery)

Pall Differentiators

- Customer intimacy
- Deep applications knowledge
- Innovation
- Global reach

Lithography Process Example



Increased equipment efficiency | *Improved chemical purity* | *Reduced chemical consumption* | *Increased device yield*

Pall filters fluids in multiple process steps


Deposition
Expose
Develop/ Rinse
Etch
Strip

Building a Foundation for Sustainable Growth

Vision

- To be the premier global provider of filtration, separation and purification science enabling technologies in chosen high-growth end markets
    - Innovation leader
    - Disciplined in how we execute
    - Driven by end customers and the channel

Goals

- Technology and commercial leader in our chosen markets
- The applied solutions experts in filtration
- Organic growth sustained at >2x global GDP
- Acquired growth to match organic
- Top quartile ROC in the peer group



Pall Allegro™ 2D single-use biocontainer systems are ideally suited for a wide range of applications from upstream to filling providing great flexibility for biotechnology process.

Great Business Model Fundamentals

- Attractive end markets
- Strong moat
- ~ 80% of sales from consumables
- Non-discretionary products
- Applications expertise
- Global sales channel
- Manufacturing scalability
- Balance sheet to fuel growth



ForteBio's Octet® RED384 for high-throughput, real-time analysis of biomolecular interactions

Attractive End Markets

Pall Life Sciences



BioPharmaceuticals
- Biologicals (Vaccines & Plasma)
- Biotech Drugs
- Classic Pharmaceuticals
- Laboratory Tools
- Process Monitoring
- Diagnostics
  - Proteomics & Genomics
  - OEM Materials

Medical
- Transfusion Medicine
  - Cell Therapy
  - Veterinary
- Hospital Infection Control
  - Water
  - Critical Care
  - Anesthesia
  - OEM Devices

Food & Beverage
- Beer
- Wine & Spirits
- Alcohol-free Beverages
- Food & Dairy

Goal: 3-Year Revenue Growth CAGR of 7.5%

Pall Industrial



Process Technologies
- Water Treatment
- Fuels, Chemicals & Polymers
- Oil & Gas
- Alternative Energy
- Power Generation
- Manufacturing
- Mining
- Mobile Equipment

Aerospace
- Commercial Aero
- Military Aero
- Mobile & Shipboard Water
- OEM

Microelectronics
- Semiconductor/IC's
  - Photolithograpy
  - High-purity Water
  - Chemical Dispense
- Consumer Electronics
  - Displays
  - Data Storage
  - Ink Jet
  - Photovoltaics

Goal: 3-Year Revenue Growth CAGR of 3.5%

Our Diversity is a Strength

Global Trends Driving Growth



- Product quality, productivity & innovation
- Global demographic changes
- Water & energy management
- Environmental & regulatory requirements
- Emerging & mutating pathogens

People, Process & Technology

Executing a priority agenda around people, processes and technology:

- Building executive team
- Deploying resources into growth markets and regions
- Implemented new executive and sales compensation plans
- Launched global ERP system
- Increasing the velocity of product development
- Acquired ForteBio, Inc.
- Completed sale of the Blood business
- Developed and initiated restructuring program to achieve $100M in savings over 3 years



Pall's offers a wide variety series of water treatment systems designed for municipalities and industry.

Building a Foundation for Sustainable Growth

R&D Investment Focus



Vision for Technology:

"Product Development Engine" that quickly and effectively cranks out robust, differentiated, quality products that meet our customers' needs and contribute significantly to our growth and margin with minimal capital requirements



- Develop and launch innovative media with category winning performance
- Ease-of-use innovative filter formats
- Instrumentation for Biopharm – upstream into R&D
- Expand single-use systems


BLItz



FY 2012 Financial Overview

Sales by Segment


Life Sciences Consumables
$1,133
+7.0%
Industrial Consumables
$1,159
+5.5%
42%
43%
5%
10%
Life Sciences Systems
$121
+10.5%
Industrial Systems
$259
+14.8%

Sales by Region


Europe
$1,023
+6.4%
Americas
$840
+8.4%
38%
32%
30%
Asia
$809
+7.0%

Total Sales: $2,672 (+7.2%)

Dollars in millions on a continuing operations basis
Percentages outside pie charts represent sales change excluding FX
Percentages inside pie charts represent percent of total sales

FY 2013 Objectives


Engineering
R&D
SLS
LOB
Region
Innovate
Grow
Reduce Cost
Process
Manufacturing
Sourcing

In this challenging economic environment we must:

- Invest in innovation
- Improve/reduce SG&A cost structure

Q1 Preliminary Analysis

Q1 Sales & Orders

- Orders down ~4% excluding FX
- Sales about flat excluding FX
- FX headwind of 3.5 – 4.0%

Tailwinds

- Biopharm projects
- Achieving cost savings

Headwinds

▪MicroE:	End markets
▪M&E:	End markets & destocking
▪Process:	Project delays
▪Asia:	China construction-related
▪FX:	Euro deterioration

FX headwind of 7-10 cents to EPS

FY 2013 Business Outlook

- **Headwinds persist:**
  - Global economy
  - FX
  - Fiscal uncertainty
- **Fiscal Q1 is a challenging comparable due to FX 7-10 cent headwind**
- **Re-assessing full year outlook; current bias towards low end of earnings guidance**

Current FX Trends: EUR/USD (1)



Q1 FX Impact Significant
1.50
1.40
1.30
1.20
Aug
Nov
Feb
May
2012
2013

(1) Source: Thomson Reuters

FY 2013 Business Outlook

Previous Expectation[1]

	Americas	Europe	Asia
BioPharm	Better	Better	Better
Medical	Better	Better	Better
MicroE	Better/Neutral	Better	Better
Process	Better	Worse	Better
Aerospace	Worse	Better	Better
F&B	Neutral	Neutral	Worse

Highlights:

- MicroE recovery
- Process weakness in Europe
- Broad-based strength in Asia

Current Expectation[2]

	Americas	Europe	Asia
BioPharm	Neutral	Better	Better
Medical	Better	Neutral	Neutral
MicroE	Worse	Worse	Worse
Process	Worse	Worse	Worse
Aerospace	Neutral	Neutral	Better
F&B	Neutral	Worse	Neutral

Highlights:

- MicroE recovery delayed
- Industrial weakness generally
- Life Sciences continues to perform

Better Neutral Worse

(1) Compared to previous year

(2) Compared to original expectation

Our Vision Forward: Industry Best in Class


Industry Leading OTD
Industry Leading Quality
Reduce Cost to Serve
Organic Growth at 2X Global GDP
▪ Differentiated innovation
▪ Share of customer spend
▪ Marketshare gain
▪ New product development
▪ Flow-through of 30-40% incremental margin
Acquisitions
Top Quartile ROC* Performance

*Return on Capital

PALL Pall Corporation

Better Lives. Better Planet.SM



ENABLING A GREENER FUTURE SM

www.pall.com/green

Appendix: Life Sciences & Industrial Sales Reconciliation of Non-GAAP Financial Measures

	Full Year FY12	Full Year FY12 Estimated Impact of FX	Full Year FY12 Estimate Excluding FX	Full Year FY11	% Change Excluding FX
Life Sciences:					
Consumables Sales	$ 1,132.4	$ (15.0)	$ 1,147.4	$ 1,072.4	7.0%
Systems Sales	121.2	(2.2)	123.4	111.7	10.5%
Total Life Sciences	**$ 1,253.6**	**$ (17.2)**	**$ 1,270.8**	**$ 1,184.1**	**7.3%**
Industrial:					
Consumables Sales	$ 1,159.3	$ (4.2)	$ 1,163.5	$ 1,103.2	5.5%
Systems Sales	258.8	(5.3)	264.1	229.9	14.8%
Total Industrial	**$ 1,418.1**	**$ (9.5)**	**$ 1,427.6**	**$ 1,333.1**	**7.1%**
Total Pall Sales	**$ 2,671.7**	**$ (26.7)**	**$ 2,698.4**	**$ 2,517.2**	**7.2%**

Dollars in millions

Appendix: Life Sciences & Industrial Sales by Market
Reconciliation of Non-GAAP Financial Measures

	Full Year FY12	Full Year FY12 Estimated Impact of FX	Full Year FY12 Estimate Excluding FX	Full Year FY11	% Change Excluding FX
Life Sciences Sales:					
BioPharmaceuticals	$ 816.9	$ (9.6)	$ 826.5	$ 738.0	12.0%
Medical	195.2	(2.8)	198.0	200.5	(1.3%)
Food & Beverage	241.5	(4.8)	246.3	245.6	0.3%
Life Sciences Total	**$ 1,253.6**	**$ (17.2)**	**$ 1,270.8**	**$ 1,184.1**	**7.3%**
Industrial Sales:					
Process Technologies	$ 875.2	$ (11.7)	$ 886.9	$ 804.6	10.2%
Aerospace	231.0	(2.0)	233.0	207.7	12.2%
Microelectronics	311.9	4.2	307.7	320.8	(4.1%)
Industrial Total	**$ 1,418.1**	**$ (9.5)**	**$ 1,427.6**	**$ 1,333.1**	**7.1%**

Dollars in millions

Appendix: Sales by Region
Reconciliation of Non-GAAP Financial Measures

	Full Year FY12	Full Year FY12 Estimated Impact of FX	Full Year FY12 Estimate Excluding FX	Full Year FY11	% Change Excluding FX
Life Science Sales:					
Americas	$ 384.8	$ (2.4)	$ 387.2	$ 345.3	12.1%
Europe	606.4	(18.8)	625.2	605.5	3.2%
Asia	262.4	4.0	258.4	233.3	10.8%
Life Sciences Total	**$ 1,253.6**	**$ (17.2)**	**$ 1,270.8**	**$ 1,184.1**	**7.3%**
Industrial Sales:					
Americas	$ 455.2	$ (3.0)	$ 458.2	$ 434.5	5.5%
Europe	416.6	(17.2)	433.8	390.0	11.2%
Asia	546.3	10.7	535.6	508.6	5.3%
Industrial Total	**$ 1,418.1**	**$ (9.5)**	**$ 1,427.6**	**$ 1,333.1**	**7.1%**
Pall Sales:					
Americas	$ 840.0	$ (5.4)	$ 845.4	$ 779.8	8.4%
Europe	1,023.0	(36.0)	1,059.0	995.5	6.4%
Asia	808.7	14.7	794.0	741.9	7.0%
Total Pall Sales	**$ 2,671.7**	**$ (26.7)**	**$ 2,698.4**	**$ 2,517.2**	**7.2%**

Dollars in millions